UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2010

CINNABAR VENTURES, INC.
(Exact Name of Registrant As Specified In Charter)

Nevada	333-145443	98-0585450
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

17595 S. Tamiami Trail, Suite 300 Fort Myers, FL 33908
(Address of Principal Executive Offices)

(239) 561-3827
(Registrant’s Telephone Number, Including Area Code)

360 Main Street
Washington, VA 22747
 (Former Name or Former Address, if Changed Since Last Report)

Copies to:
Gregg E. Jaclin, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South, 2nd Floor
Manalapan, NJ, 07726
Tel No.: (732) 409-1212
Fax No.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

(a)           Dismissal of Independent Registered Public Accounting Firm

On January 6, 2010, the Board of Directors of Cinnabar Ventures, Inc. (the “Company”) dismissed LBB & Associates Ltd., LLP, Certified Public Accountants, Houston, Texas (“LBB”) as the Company’s independent registered public accounting firm.

LBB’s reports on our financial statements as of and for the years ended May 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for the years ended May 31, 2009 and 2008 contained a explanatory paragraph which referenced matters giving rise to substantial doubt as to our ability to continue as a going concern.

During the recent fiscal years ending May 31, 2009 and May 31, 2008 and the subsequent period through January 6,  2010, there have been no (i) disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to LBB’s satisfaction, would have caused LBB to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided LBB with a copy of the above disclosures and requested that LBB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of LBB’s letter, dated January 7, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           New Independent Registered Public Accounting Firm

On January 6, 2010, the Board of Directors of the Company engaged Berman & Company, P.A. Certified Public Accountants, Boca Raton, Florida (“Berman”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending May 31, 2009 and May 31, 2008, and the subsequent interim period prior to the engagement of Berman, the Company has not consulted Berman regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1   Letter of LBB & Associates Ltd., LLP, dated January 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

CINNABAR VENTURES, INC.

Date: January 7, 2010	By:	/s/ Richard Granville
Richard Granville
Chief Executive Officer